                                                                    EXHIBIT 10.3

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

          THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION THEREOF MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

          THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS NOTE AND THE NOTE COMMON STOCK ISSUABLE UPON CONVERSION THEREOF MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE

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                                      -2-

SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTIONS WITH REGARD TO THE NOTES EXCEPT AS PERMITTED UNDER THE SECURITIES ACT.

          THE HOLDER OF THIS NOTE IS ENTITLED TO THE BENEFITS OF A REGISTRATION RIGHTS AGREEMENT (AS SUCH TERM IS DEFINED IN THE INDENTURE REFERRED TO IN THE
NOTE) AND, BY ITS ACCEPTANCE HEREOF, AGREES TO BE BOUND BY AND TO COMPLY WITH THE PROVISIONS OF SUCH REGISTRATION RIGHTS AGREEMENT.

          THIS NOTE MAY NOT BE SOLD OR TRANSFERRED TO, AND EACH PURCHASER BY ITS PURCHASE OF THIS SECURITY SHALL BE DEEMED TO HAVE REPRESENTED AND COVENANTED THAT IT IS NOT ACQUIRING THIS SECURITY FOR OR ON BEHALF OF, AND WILL NOT TRANSFER THIS SECURITY TO, ANY PENSION OR WELFARE PLAN AS DEFINED IN SECTION 3 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") EXCEPT THAT SUCH PURCHASE FOR OR ON BEHALF OF A PENSION OR WELFARE PLAN SHALL BE
PERMITTED:

                  (1.)    TO THE EXTENT SUCH PURCHASE IS MADE BY OR ON BEHALF
          OF A BANK COLLECTIVE INVESTMENT FUND MAINTAINED BY THE PURCHASER IN WHICH NO PLAN (TOGETHER WITH ANY OTHER PLANS MAINTAINED BY THE SAME EMPLOYER OR EMPLOYEE ORGANIZATION) HAS AN INTEREST IN EXCESS OF 10% OF THE TOTAL ASSETS IN SUCH COLLECTIVE INVESTMENT FUND, AND THE OTHER APPLICABLE CONDITIONS OF PROHIBITED TRANSACTION CLASS EXEMPTION 91-38 ISSUED BY THE DEPARTMENT OF LABOR ARE SATISFIED;

                  (2.)    TO THE EXTENT SUCH PURCHASE IS MADE BY OR ON BEHALF OF
          AN INSURANCE COMPANY POOLED SEPARATE ACCOUNT MAINTAINED BY THE PURCHASER IN WHICH, AT ANY TIME WHILE THESE SECURITIES ARE OUTSTANDING, NO PLAN (TOGETHER WITH ANY OTHER PLANS MAINTAINED BY THE SAME EMPLOYER OR EMPLOYEE ORGANIZATION) HAS AN INTEREST IN EXCESS OF 10% OF THE TOTAL OF ALL ASSETS IN SUCH POOLED SEPARATE ACCOUNT, AND THE OTHER APPLICABLE CONDITIONS OF PROHIBITED TRANSACTION CLASS EXEMPTION 90-1 ISSUED BY THE DEPARTMENT OF LABOR ARE SATISFIED;

                  (3.)    TO THE EXTENT SUCH PURCHASE IS MADE ON BEHALF OF A
          PLAN BY (A) AN INVESTMENT ADVISER REGISTERED UNDER THE INVESTMENT ADVISERS ACT OF 1940, AS AMENDED (THE "1940 ACT"), THAT HAD AS OF THE LAST DAY OF ITS MOST RECENT FISCAL YEAR TOTAL ASSETS UNDER ITS MANAGEMENT AND CONTROL IN EXCESS OF $50.0 MILLION AND HAD STOCKHOLDERS' OR PARTNERS' EQUITY IN EXCESS OF $750,000, AS SHOWN IN ITS MOST RECENT BALANCE SHEET PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, OR (B) A BANK AS DEFINED IN SECTION 202(A)(2) OF THE 1940 ACT WITH EQUITY CAPITAL IN EXCESS OF $1.0 MILLION AS OF THE LAST DAY OF ITS MOST RECENT FISCAL YEAR, OR (C) AN INSURANCE COMPANY WHICH IS QUALIFIED UNDER THE LAWS OF MORE THAN ONE STATE TO MANAGE, ACQUIRE OR DISPOSE OF ANY ASSETS OF A PENSION OR WELFARE PLAN, WHICH INSURANCE COMPANY HAS AS OF THE LAST DAY OF ITS MOST RECENT FISCAL YEAR, NET WORTH IN EXCESS OF $1.0 MILLION AND WHICH IS SUBJECT TO SUPERVISION AND EXAMINATION BY A STATE AUTHORITY HAVING SUPERVISION OVER INSURANCE COMPANIES AND, IN ANY CASE, SUCH INVESTMENT ADVISER, BANK OR INSURANCE COMPANY IS OTHERWISE A QUALIFIED PROFESSIONAL ASSET MANAGER, AS SUCH TERM IS USED IN PROHIBITED TRANSACTION CLASS EXEMPTION 84-14 ISSUED BY THE DEPARTMENT OF LABOR, AND THE ASSETS OF SUCH PLAN WHEN COMBINED WITH THE ASSETS OF OTHER PLANS ESTABLISHED OR MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF) OR EMPLOYEE ORGANIZATION AND MANAGED BY SUCH INVESTMENT ADVISER, BANK OR INSURANCE COMPANY, DO NOT REPRESENT MORE THAN 20% OF THE TOTAL CLIENT ASSETS MANAGED BY SUCH INVESTMENT ADVISER, BANK OR INSURANCE COMPANY AT THE TIME OF THE TRANSACTION, AND THE OTHER APPLICABLE CONDITIONS OF SUCH EXEMPTION ARE OTHERWISE SATISFIED;

                  (4.)    TO THE EXTENT SUCH PLAN IS A GOVERNMENTAL PLAN (AS
          DEFINED AS SECTION 3 OF ERISA) WHICH IS NOT SUBJECT TO THE PROVISIONS OF TITLE 1 OF ERISA OR SECTION 401 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE");

                  (5.)    TO THE EXTENT SUCH PURCHASE IS MADE BY OR ON BEHALF OF
          AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT, THE RESERVES AND LIABILITIES FOR THE GENERAL ACCOUNT CONTRACTS HELD BY OR ON BEHALF OF ANY PLAN, TOGETHER WITH ANY OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR ITS AFFILIATES) OR EMPLOYEE ORGANIZATION, DO NOT EXCEED 10% OF THE TOTAL RESERVES AND LIABILITIES OF THE INSURANCE COMPANY GENERAL

          ACCOUNT (EXCLUSIVE OF SEPARATE ACCOUNT LIABILITIES), PLUS SURPLUS AS SET FORTH IN THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS ANNUAL STATEMENT FILED WITH THE STATE OF DOMICILE OF THE INSURER, IN ACCORDANCE WITH PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, AND THE OTHER APPLICABLE CONDITIONS OF SUCH EXEMPTION ARE OTHERWISE SATISFIED;

                  (6.)    TO THE EXTENT PURCHASE IS MADE BY AN IN-HOUSE ASSET
          MANAGER WITHIN THE MEANING OF PART IV(A) OF PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, SUCH MANAGER HAS MADE OR PROPERLY AUTHORIZED THE DECISION FOR SUCH PLAN TO PURCHASE THIS SECURITY, UNDER CIRCUMSTANCES SUCH THAT PROHIBITED TRANSACTION CLASS EXEMPTION 96-23 IS APPLICABLE TO THE PURCHASE AND HOLDING OF THIS SECURITY; OR

                  (7.)    TO THE EXTENT SUCH PURCHASE WILL NOT OTHERWISE GIVE
          RISE TO A TRANSACTION DESCRIBED IN SECTION 406 OR SECTION 4975(C)(1) OF THE CODE FOR WHICH A STATUTORY OR ADMINISTRATIVE EXEMPTION IS UNAVAILABLE.

                          CUBIST PHARMACEUTICALS, INC.

CUSIP: 229678 AA5                                                            R-1

                 5 1/2% CONVERTIBLE SUBORDINATED NOTES DUE 2008

          Cubist Pharmaceuticals, Inc., a Delaware corporation (the "Company", which term shall include any successor corporation under the Indenture referred to in the Note), promises to pay to Cede & Co., or its registered assigns, the principal sum of One Hundred and Twenty-Five Million Dollars ($125,000,000) on November 1, 2008 or such greater or lesser amount as is indicated on the Schedule of Exchanges of Notes on the Note.

          Interest Payment Dates: November 1 and May 1

          Record Dates: October 15 and April 15

          This Note is convertible as specified below. Additional provisions of this Note are set forth below.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                             Cubist Pharmaceuticals, Inc.


                                             By:  /s/ THomas A. Shea
                                                 -------------------------------
                                             Name: Thomas A. Shea
                                             Title:  CFO
Attest:

By:    /s/ Michael V. Greco
    ----------------------------------
Name:  Michael V. Greco
Title:

Dated:   October 26, 2001

Trustee's Certificate of Authentication: This is one of the Notes referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK,
as Trustee

By:      /s/ Kisha Holder
    ----------------------------------
Name:  Kisha Holder
Title: Assistant Treasurer

                          CUBIST PHARMACEUTICALS, INC.
                 5 1/2% CONVERTIBLE SUBORDINATED NOTES DUE 2008

1.        INTEREST

          Cubist Pharmaceuticals, Inc., a Delaware corporation (the "Company", which term shall include any successor corporation under the Indenture hereinafter referred to), promises to pay interest on the principal amount of this Note at the rate of 5 1/2% per annum. The Company shall pay interest semiannually on November 1 and May 1 of each year, commencing May 1, 2002, unless such date is not a business day, in which case, the Company shall pay interest on the next succeeding business day and such payment shall be deemed to have been paid on such interest payment date and no interest shall accrue during the additional period of time. Interest on the Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from October 26, 2001; provided, however, that if there is not an existing default in the payment of interest and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding interest payment date, interest shall accrue from such interest payment date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Any reference herein to interest accrued or payable as of any date shall include any Additional Interest accrued or payable on such date as provided in the Registration Rights Agreement.

2.        METHOD OF PAYMENT

          The Company shall pay interest on this Note (except defaulted interest) to the person who is the Holder of this Note at the close of business on October 15 or April 15, as the case may be, next preceding the related interest payment date. The Holder must surrender this Note to a Paying Agent to collect payment of principal. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company may, however, pay principal and interest in respect of any Definitive Note by check or wire payable in such money; provided, however, that a Holder with an aggregate principal amount in excess of $2,000,000 will be paid by wire transfer in immediately available funds at the election of such Holder. The Company may mail an interest check to the Holder's registered address. Notwithstanding the foregoing, so long as this
Note is registered in the name of a Depositary or its nominee, all payments hereon shall be made by wire transfer of immediately available funds to the account of the Depositary or its nominee.

3.        PAYING AGENT, REGISTRAR AND CONVERSION AGENT

          Initially, the Bank of New York (the "Trustee," which term shall include any successor trustee under the Indenture hereinafter referred to) will act as Paying Agent, Registrar and Conversion Agent. The Company may change any Paying Agent, Registrar or Conversion Agent without notice to the Holder. The Company or any of its Subsidiaries may, subject to certain limitations set forth in the Indenture, act as Paying Agent or Registrar.

4.        INDENTURE, LIMITATIONS

          This Note is one of a duly authorized issue of Notes of the Company designated as its 5 1/2% Convertible Subordinated Notes due 2008 (the "Notes"), issued under an Indenture dated as of October 26, 2001 (together with any supplemental indentures thereto, the "Indenture"), between the Company and the Trustee. The terms of this Note include those stated in the Indenture and those required by or made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended, as in effect on the date of the Indenture. This Note is subject to all such terms, and the Holder of this Note is referred to the Indenture and said Act for a statement of them. All capitalized terms used but not defined herein shall have the meaning ascribed to such term in the Indenture.

          The Notes are subordinated unsecured obligations of the Company limited to $175,000,000 aggregate principal amount (taking into account the 45-day option granted to the initial purchasers of the Notes to purchase up to an additional $50,000,000 in aggregate principal amount of Notes), subject to
Section 2.2 of the Indenture. The Indenture does not limit other debt of the Company, secured or unsecured, including Senior Indebtedness.

5.        PROVISIONAL AND OPTIONAL REDEMPTION

          The Notes may be redeemed at the election of the Company, as a whole or in part from time to time, at any time prior to November 3, 2004 (a "PROVISIONAL REDEMPTION"), upon at least 20 and not more than 60 days' notice by mail to the Holders of the Notes at a redemption price equal to $1,000 per $1,000 principal amount of the Notes redeemed plus accrued and unpaid interest, if any (such amount, together with the Make-Whole Payment described below, the "PROVISIONAL REDEMPTION PRICE"), to but excluding the date of redemption (the "PROVISIONAL REDEMPTION DATE") if (1) the Closing Sale Price of the Common Stock has exceeded 150% of the Conversion Price for at least 20 trading days within a period of any 30 consecutive trading days ending on the trading day prior to the date of mailing of the notice of Provisional Redemption (the "NOTICE DATE"), and
(2) a shelf registration statement covering resales of the Notes and the Common Stock issuable upon conversion thereof is effective and available for use and is expected to remain effective and available for use for the 30 days following the Provisional Redemption Date unless registration is no longer required.

          Upon any such Provisional Redemption, the Company, shall make an additional payment, at its option, in cash or Common Stock or a combination of cash and Common Stock (the "MAKE-WHOLE PAYMENT") with respect to the Notes called for redemption to holders on the Notice Date in an amount equal to $165 per $1,000 principal amount of the Notes, less the amount of any interest actually paid (including, if the Provisional Redemption Date occurs after a record date but before an interest payment date, any interest paid or payable in connection with such interest payment date) on such Notes on or prior to the Provisional Redemption Date. Payments made in Common Stock will be valued at 97% of the average closing sales prices of Common Stock for the five trading days ending on the day prior to the Redemption Date. The Company shall make the

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                                      -3-

Make-Whole Payment on all Notes called for Provisional Redemption, including those Notes converted into Common Stock between the Notice Date and the Provisional Redemption Date.

          Except as set forth above, the Notes are subject to redemption, at any time on or after November 3, 2004, on at least 20 days and no more than 60 days notice, in whole or in part, at the election of the Company. The Redemption Prices (expressed as percentages of the principal amount) are as follows for Notes redeemed during the periods set forth below:

       PERIOD                                                        PERCENTAGE
       Beginning November 3, 2004 through October 31, 2005...........103.143%
       Beginning November 1, 2005 through October 31, 2006...........102.357%
       Beginning November 1, 2006 through October 31, 2007...........101.571%
       Beginning November 1, 2007 and thereafter.....................100.786%

in each case together with accrued interest up to but not including the Redemption Date; provided that if the redemption date is an interest payment date, interest will be payable to the Holders in whose names the Notes are registered at the close of business on the relevant record dates.

6         NOTICE OF REDEMPTION

          Notice of redemption will be mailed by first-class mail at least 20 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at its registered address. Notes in denominations larger than $1,000 may be redeemed in part, but only in whole multiples of $1,000. On and after the Redemption Date, subject to the deposit with the Paying Agent of funds sufficient to pay the Redemption Price plus accrued interest, if any, accrued to, but not including, the Redemption Date, interest shall cease to accrue on Notes or portions of them called for redemption.

7         PURCHASE OF NOTES AT OPTION OF HOLDER UPON A REPURCHASE EVENT

          At the option of the Holder and subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase all or any part specified by the Holder (so long as the principal amount of such part is $1,000 or an integral multiple of $1,000 in excess thereof) of the Notes held by such Holder on the date that is 30 Business Days after the occurrence of a Repurchase Event, at a purchase price equal to 100% of the principal amount thereof together with accrued interest up to, but excluding, the Repurchase Event Payment Date. The Holder shall have the right to withdraw any Repurchase Event Payment Notice (in whole or in a portion thereof that is $1,000 or an integral multiple of $1,000 in excess thereof) at any time prior to the close of business on the Business Day next preceding the Repurchase Event Purchase Date by delivering a written notice of withdrawal to the Paying Agent in accordance with the terms of the Indenture.

8         CONVERSION

          A Holder of a Note may convert the principal amount of such Note (or any portion thereof equal to $1,000 or any integral multiple of $1,000 in excess thereof) into shares of Common Stock at any time prior to the close of business on November 1, 2008; provided, however, that if the Note is called for redemption or subject to purchase upon a Repurchase Event, the conversion right will terminate at the close of business on the Business Day immediately preceding the redemption date or the Repurchase Event Payment Date, as the case may be, for such Note or such earlier date as the Holder presents such Note for redemption or purchase (unless the Company shall default in making the redemption payment or paying the Repurchase Event payment price, as the case may be, when due, in which case the conversion right shall terminate at the close of business on the date such default is cured and such Note is redeemed or purchased).

          The initial Conversion Price is $47.20 per share, subject to adjustment under certain circumstances. The number of shares of Common Stock issuable upon conversion of a Note is determined by dividing the principal amount of the Note or portion thereof converted by the Conversion Price in effect on the Conversion Date. No fractional shares will be issued upon conversion; in lieu thereof, an amount will be paid in cash based upon the closing price (as defined in the Indenture) of the Common Stock on the trading day immediately prior to the Conversion Date.

          To convert a Note, a Holder must (a) complete and manually sign the conversion notice set forth below and deliver such notice to a Conversion Agent,
(b) surrender the Note to a Conversion Agent, (c) furnish appropriate endorsements and transfer documents if required by a Registrar or a Conversion Agent, and (d) pay any transfer or similar tax, if required. Notes so surrendered for conversion (in whole or in part) during the period from the close of business on any regular record date to the opening of business on the next succeeding interest payment date (excluding Notes or portions thereof called for redemption or subject to purchase upon a Repurchase Event on a redemption date or Repurchase Event Payment Date, as the case may be, during the period beginning at the close of business on a regular record date and ending at the opening of business on the first Business Day after the next succeeding interest payment date, or if such interest payment date is not a Business Day, the second such Business Day) shall also be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such interest payment date on the principal amount of such Note then being converted, and such interest shall be payable to such registered Holder notwithstanding the conversion of such Note, subject to the provisions of this Indenture relating to the payment of defaulted interest by the Company. If the Company defaults in the payment of interest payable on such interest payment date, the Company shall promptly repay such funds to such Holder. A Holder may convert a portion of a Note equal to $1,000 or any integral multiple thereof.

          A Note in respect of which a Holder had delivered a Repurchase Event Payment Notice exercising the option of such Holder to require the Company to purchase such

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                                      -5-

Note may be converted only if the Repurchase Event Payment Notice is withdrawn in accordance with the terms of the Indenture.

9         SUBORDINATION

          The indebtedness evidenced by the Notes is, to the extent and in the manner provided in the Indenture, subordinate and junior in right of payment to the prior payment in full in cash of all Senior Indebtedness. Any Holder by accepting this Note agrees to and shall be bound by such subordination provisions and authorizes the Trustee to give them effect. In addition to all other rights of Senior Indebtedness described in the Indenture, the Senior Indebtedness shall continue to be Senior Indebtedness and entitled to the benefits of the subordination provisions irrespective of any amendment, modification or waiver of any terms of any instrument relating to the Senior Indebtedness or any extension or renewal of the Senior Indebtedness.

10        DENOMINATIONS, TRANSFER, EXCHANGE

          The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. A Holder may register the transfer of or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes or other governmental charges that may be imposed in relation thereto by law or permitted by the Indenture.

11        PERSONS DEEMED OWNERS

          The Holder of a Note may be treated as the owner of it for all purposes.

12        UNCLAIMED MONEY

          If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its written request. After that, Holders entitled to money must look to the Company for payment.

13        AMENDMENT, SUPPLEMENT AND WAIVER

          Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of a majority in principal amount of the Notes then outstanding, and an existing default or Event of Default and its consequence or compliance with any provision of the Indenture or the Notes may be waived in a particular instance with the consent of the Holders of a majority in principal amount of the Notes then outstanding. Without the consent of or notice to any Holder, the Company and the Trustee may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency or make any other change that does not adversely affect the rights of any Holder.

14        SUCCESSOR CORPORATION

          When a successor corporation assumes all the obligations of its predecessor under the Notes and the Indenture in accordance with the terms and conditions of the Indenture, the predecessor corporation will (except in certain circumstances specified in the Indenture) be released from those obligations.

15        DEFAULTS AND REMEDIES

          Under the Indenture, an Event of Default includes, in summary: (i) default for 30 days in payment of any interest on any Notes; (ii) default in payment of any principal (including, without limitation, any premium, if any) on the Notes when due; (iii) failure by the Company to observe or perform any covenant, representation, warranty or other agreement in the Indenture or the Notes for 45 days after notice to the Company by the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding voting as a single class; (iv) failure by the Company to comply in any material respect with any of the provisions of Section 6.09 of the Indenture; (v) failure by the Company to make any payment at maturity, including any applicable grace period, in respect of Indebtedness, in an amount in excess of $10,000,000, which failure shall have continued for thirty (30) days after written notice thereof shall have been given to the Company by the Trustee or to the Company and a Responsible Officer of the Trustee by holders of not less than 25% in aggregate principal amount of the outstanding Notes, which notice specifies such default and requires the Company to cause such default to be cured or waived and states that such notice is a "Notice of Default" under the Indenture; (vi) default by the Company with respect to any Indebtedness, which default results in the acceleration of such Indebtedness in an amount in excess of $10,000,000, without such Indebtedness having been discharged or such acceleration having been cured, waived, rescinded or annulled for a period of thirty (30) days after written notice thereof shall have been given to the Company by the Trustee or to the Company and a Responsible Officer of the Trustee by holders of not less than 25% in aggregate principal amount of the outstanding Notes, which notice requires the Company to cause such Indebtedness to be discharged or to cause such default to be cured or waived or such acceleration to be rescinded or annulled and states that such notice is a "Notice of Default" under the Indenture; and (vii) certain events of bankruptcy, insolvency or reorganization of the Company. If an Event of Default (other than as a result of certain events of bankruptcy, insolvency or reorganization of the Company) occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Notes then outstanding may declare all unpaid principal to the date of acceleration on the Notes then outstanding to be due and payable immediately, all as and to the extent provided in the Indenture. If an Event of Default occurs as a result of certain events of bankruptcy, insolvency or reorganization of the Company, unpaid principal of the Notes then outstanding shall become due and payable immediately without any declaration or other act on the part of the Trustee or any Holder, all as and to the extent provided in the Indenture. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount of the Notes then outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company is required to file periodic reports with the Trustee as to the absence of default.

16        TRUSTEE DEALINGS WITH THE COMPANY

          The Bank of New York, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Company or an Affiliate of the Company, and may otherwise deal with the Company or an Affiliate of the Company, as if it were not the Trustee.

17        NO RECOURSE AGAINST OTHERS

          A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Indenture nor for any claim based on, in respect of or by reason of such obligations or their creation. The Holder of this Note by accepting this Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of this Note.

18        AUTHENTICATION

          This Note shall not be valid until the Trustee or an authenticating agent manually signs the certificate of authentication below on this Note.

19        ABBREVIATIONS AND DEFINITIONS

          Customary abbreviations may be used in the name of the Holder or an assignee, such as: TEN COM (tenants in common), TEN ENT (tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (Custodian) and UGMA (Uniform Gifts to Minors Act).

          All terms defined in the Indenture and used in this Note but not specifically defined herein are defined in the Indenture and are used herein as so defined.

20        INDENTURE TO CONTROL; GOVERNING LAW

          In the case of any conflict between the provisions of this Note and the Indenture, the provisions of the Indenture shall control. This Note shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of law.

          The Company will furnish to any Holder, upon written request and without charge, a copy of the Indenture. Requests may be made to: Cubist Pharmaceuticals, Inc., 65 Hayden Avenue, Lexington, Massachusetts 02421,
Attention: Chief Financial Officer.

                                 ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

________________________________________________________________________________
                  (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint

________________________________________________________________________________

agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

                                                      Your Signature:

Date:
      ------------                                    -------------------------
                                                      (Sign exactly as your name
                                                      appears on the Note)

*Signature guaranteed by:

By:
    ------------------------------------


* The signature must be guaranteed by an institution which is a member of one of the following recognized signature guaranty programs: (i) the Securities Transfer Agent Medallion Program (STAMP); (ii) the New York Stock Exchange Medallion Program (MSP); (iii) the Stock Exchange Medallion Program (SEMP); or
(iv) such other guaranty program acceptable to the Trustee.

                                CONVERSION NOTICE

To convert this Note into Common Stock of the Company, check the box: / /

To convert only part of this Note, state the principal amount to be converted (must be $1,000 or a multiple of $1,000): $____________.

If you want the stock certificate made out in another person's name, fill in the form below:

________________________________________________________________________________
                  (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
              (Print or type assignee's name, address and zip code)


                                                      Your Signature:

Date:
      ------------                                    -------------------------
                                                      (Sign exactly as your name
                                                      appears on the Note)

*Signature guaranteed by:

By:
    ------------------------------------

* The signature must be guaranteed by an institution which is a member of one of the following recognized signature guaranty programs: (i) the Securities Transfer Agent Medallion Program (STAMP); (ii) the New York Stock Exchange Medallion Program (MSP); (iii) the Stock Exchange Medallion Program (SEMP); or
(iv) such other guaranty program acceptable to the Trustee.

               OPTION TO ELECT REPURCHASE UPON A REPURCHASE EVENT

To:       Cubist Pharmaceuticals, Inc.

          The undersigned registered owner of this Note hereby irrevocably acknowledges receipt of a notice from Cubist Pharmaceuticals, Inc. (the "Company") as to the occurrence of a Repurchase Event with respect to the Company and requests and instructs the Company to redeem the entire principal amount of this Note, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Note at the Repurchase Event payment price, together with accrued interest to, but excluding, such date.


Dated:
       -----------                                -----------------------------

                                                  -----------------------------

                                                  Signature(s)


                                                  Signature(s)must be guaranteed
                                                  by a guarantor institution
                                                  with membership in an approved
                                                  signature guarantee pursuant
                                                  to Rule 17Ad-15 under the
                                                  Securities Exchange Act of
                                                  1934.


                                                  -----------------------------
                                                  Signature Guaranty


Principal amount to be redeemed
(in an integral multiple of $1,000, if less than all):

-------------------------------------------
NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Note in every particular, without alteration or any change whatsoever.

                         SCHEDULE OF EXCHANGES OF NOTES

          The following exchanges, redemptions, repurchases or conversions of a part of this global Note have been made:

   PRINCIPAL AMOUNT OF THIS
  GLOBAL NOTE FOLLOWING SUCH                             AMOUNT OF DECREASE IN   AMOUNT OF INCREASE IN
DECREASE DATE OF EXCHANGE (OR     AUTHORIZED SIGNATORY    PRINCIPAL AMOUNT OF     PRINCIPAL AMOUNT OF
          INCREASE)                   OF CUSTODIAN          THIS GLOBAL NOTE        THIS GLOBAL NOTE
-----------------------------     --------------------   --------------------    ---------------------

            CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION
                  OF TRANSFER OF TRANSFER RESTRICTED SECURITIES

Re: 5 1/2% Convertible Subordinated Notes due 2008 (the "Notes") of Cubist Pharmaceuticals, Inc.

          This certificate relates to $_______ principal amount of Notes owned in (check applicable box)

          / / book-entry or       / / definitive form by _______________________
          (the "Transferor").

          The Transferor has requested a Registrar or the Trustee to exchange or register the transfer of such Notes.

          In connection with such request and in respect of each such Note, the Transferor does hereby certify that the Transferor is familiar with transfer restrictions relating to the Notes as provided in Section 2.12 of the Indenture dated as of October 26, 2001 between Cubist Pharmaceuticals, Inc. and The Bank of New York (the "Indenture"), and the transfer of such Note is being made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") (check applicable box) or the transfer or exchange, as the case may be, of such Note does not require registration under the Securities Act because (check applicable box):

/ / Such Note is being transferred pursuant to an effective registration statement under the Securities Act.

/ / Such Note is being acquired for the Transferor's own account, without transfer.

/ / Such Note is being transferred to the Company or a Subsidiary (as defined in the Indenture) of the Company.

/ / Such Note is being transferred to a person the Transferor reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A or any successor provision thereto ("Rule 144A") under the Securities
          Act) that is purchasing for its own account or for the account of a "qualified institutional buyer", in each case to whom notice has been given that the transfer is being made in reliance on such Rule 144A, and in each case in reliance on Rule 144A.

/ / Such Note is being transferred pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act and (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser).

/ / Such Note is being transferred pursuant to and in compliance with an exemption from the registration requirements under the Securities Act in accordance with Rule 144 (or any successor thereto) ("Rule 144") under the Securities Act.

/ / Such Note is being transferred pursuant to and in compliance with an exemption from the registration requirements of the Securities Act (other than an exemption referred to above) and as a result of which such Note will, upon such transfer, cease to be a "restricted security" within the meaning of Rule 144 under the Securities Act.

          The Transferor acknowledges and agrees that, if the transferee will hold any such Notes in the form of beneficial interests in a global Note which is a "restricted security" within the meaning of Rule 144 under the Securities Act, then such transfer can only be made pursuant to Rule 144A under the Securities Act and such transferee must be a "qualified institutional buyer" (as defined in Rule 144A).

Date:
      -------------                     ----------------------------------------
                                               (Insert Name of Transferor)